Due to trust accounts	12 Months Ended
Mar. 31, 2014
Due to trust accounts

10. Due to trust accounts

MHTB and TCSB, which are MHFG’s trust bank subsidiaries, hold assets on behalf of their customers in an agent, fiduciary or trust capacity. Such trust account assets are not the MHFG Group’s proprietary assets and are managed and accounted for separately. However, the cash in individual trust accounts is often placed with MHTB and TCSB for the customers’ short-term investment needs. These amounts which MHTB and TCSB owe to the trust accounts are recorded as Due to trust accounts.

The MHFG Group consolidates certain guaranteed principal money trusts. See Note 25 “Variable interest entities and securitizations” for further discussion of the guaranteed principal money trust.